Filed under Rule 497(e) Registration No. 033-52742

SUNAMERICA SERIES TRUST

American Funds® Asset Allocation SAST Portfolio

(the “Portfolio”)

Supplement dated October 7, 2016, to the Portfolio’s Prospectus dated May 1, 2016, as supplemented and amended to date

The following is effective September 30, 2016:

In the section entitled “Management – Portfolio Management of the Master Funds,” under the heading “Master Asset Allocation Fund Team Members,” the following paragraph is added:

John R. Queen is a Vice President of Capital Fixed Income Investors, Capital Research. Mr. Queen serves as a fixed-income portfolio manager for the Master Asset Allocation Fund and has been employed with Capital Research or its affiliates for 13 years. Mr. Queen has been a fixed income portfolio manager with the Master Asset Allocation Fund for one year.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Version: SAF Version 1 Classes 1 & 3